UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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SABAN CAPITAL ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2018

SABAN CAPITAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37878	98-1296434
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10100 Santa Monica Boulevard, 26th Floor
Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

(310) 557-5100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

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Item 1.01 Entry into a Material Definitive Agreement

Business Combination Agreement

Saban Capital Acquisition Corp. (“SCAC”), a blank check company incorporated in the Cayman Islands, was formed for the purpose of effecting a business combination with one or more businesses. On September 13, 2018, SCAC entered into a Business Combination Agreement (the “Business Combination Agreement”) with Panavision Acquisition Sub, Inc., a Delaware corporation and direct wholly owned subsidiary of SCAC (“Panavision Acquisition Sub”), SIM Acquisition Sub, Inc., an Ontario corporation and direct wholly owned subsidiary of SCAC (“SIM Acquisition Sub”), Panavision Inc., a Delaware corporation (“Panavision”), SIM Video International Inc., an Ontario corporation (“SIM”), each of the Dragging SIM Holders (as defined in the Business Combination Agreement), solely in its capacity as the initial Panavision Holder Representative (as defined in the Business Combination Agreement), Cerberus PV Representative, LLC, a Delaware limited liability company, and in its capacity as the initial SIM Holder Representative (as defined in the Business Combination Agreement) and a SIM Seller (as defined below), Granite Film and Television Equipment Rentals Inc., an Ontario corporation.

The Business Combination Agreement provides that, among other things and in accordance with the terms and subject to the conditions thereof, the following transactions shall occur (the “Business Combination”):

(i) prior to the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”), SCAC shall domesticate as a Delaware corporation in accordance with Section 388 of the Delaware General Corporation Law, as amended (the “DGCL”), and the Cayman Islands Companies Law (2018 Revision) (the “Domestication”);

(ii) at the Closing and in accordance with Section 251 of the DGCL, Panavision Acquisition Sub will merge with and into Panavision, the separate corporate existence of Panavision Acquisition Sub will cease and Panavision will be the surviving corporation and a wholly owned subsidiary of SCAC (the “Merger”);

(iii) at the Closing, SIM Acquisition Sub will purchase all of the issued and outstanding shares of capital stock of SIM (the “SIM Shares”) and SIM will be an indirect, wholly owned subsidiary of SCAC (the “Purchase” and, together with the Merger, the “Acquisitions”); and

(iv) upon the effective time of the Merger (the “Effective Time”), SCAC will change its name to “Panavision Holdings Inc.”

The Board of Directors of SCAC has unanimously (i) approved and declared advisable the Business Combination Agreement, the Business Combination and the other transactions contemplated by the Business Combination Agreement and (ii) resolved to recommend approval of the Business Combination Agreement and other related matters by the shareholders of SCAC.

The Domestication

Pursuant to the Domestication, (i) all issued and outstanding Class F ordinary shares, par value $0.0001 per share, of SCAC (the “Class F Ordinary Shares”) and Class A ordinary shares, par value $0.0001 per share, of SCAC (the “Class A Ordinary Shares”) will convert automatically by operation of law, on a one-for-one basis (and, in the case of the Class F Ordinary shares, without giving effect to any rights to adjustment or other anti-dilution protections) into shares of common stock, par value $0.0001 per share, of SCAC (after its domestication as a corporation incorporated in the State of Delaware) (the “SCAC Common Stock”) and (ii) each issued and outstanding warrant to purchase one Class A Ordinary Share (the “Warrants”) will convert automatically by operation of law, into warrants to acquire shares of SCAC Common Stock (the “SCAC Warrants”), subject to the same terms and conditions as the Warrants.

Effects of the Transaction; Consideration

The aggregate consideration to be paid to the equityholders of Panavision and the SIM Sellers shall consist of (i) cash in an amount equal to $478,500,000, subject to certain adjustments, (ii) 11,200,000 shares of SCAC Common Stock, subject to certain adjustments, and (ii) 2,750,000 Panavision Contingent Shares (as defined below).

The Merger Consideration

Pursuant to the Business Combination Agreement, the aggregate consideration to be paid to the equityholders of Panavision shall consist of (i) cash in an amount equal to $368,500,000, subject to certain adjustments, (ii) 8,100,000 shares of SCAC Common Stock, subject to certain adjustments (together with (i), the “Merger Consideration”), and (iii) 2,750,000 Panavision Contingent Shares.

At the Effective Time, each issued and outstanding share of common stock, par value $0.01 per share, of Panavision (“Panavision Common Stock”), immediately prior to the Effective Time (other than any shares of Panavision Common Stock owned by Panavision (which will be canceled and no payment will be made with respect thereto) or with respect to which appraisal rights under the DGCL are properly exercised and not withdrawn) will be canceled and converted automatically into and become the right to receive the applicable portion of the Merger Consideration and Panavision Contingent Shares as determined in accordance with the Business Combination Agreement. In addition, whether vested or unvested, the Panavision Options and Restricted Stock (each as defined in the Business Combination Agreement), shall vest in full and shall be canceled and, if applicable, converted into the right to receive the applicable portion of the Merger Consideration (if any) as determined in accordance with the Business Combination Agreement. Further, certain participants in the Panavision Inc. Long Term Incentive Catch-up Plan (the “Catch-up Plan Participants”) will be entitled to receive a portion of the Merger Consideration as determined in accordance with the Business Combination Agreement.

The SIM Purchase Price

Pursuant to the Business Combination Agreement, the aggregate consideration to be paid to the holders of all of the issued and outstanding SIM Shares as of immediately prior to the Effective Time (including, for the avoidance of doubt, any SIM Shares issued upon the exercise of SIM Options prior to such time (as defined in the Business Combination Agreement)) (collectively, the “SIM Sellers”) shall consist of cash in an amount equal to $110,000,000, subject to certain adjustments, and 3,100,000 shares of SCAC Common Stock, subject to certain adjustments (collectively, the “SIM Purchase Price”). Each SIM Seller shall be entitled to receive a portion of the SIM Purchase Price equal to (i) the Purchase Price Per Fully Diluted SIM Share (as defined in the Business Combination Agreement) multiplied by (ii) the number of shares of SIM Capital Stock (as defined in the Business Combination Agreement) held by such SIM Seller immediately prior to the Effective Time. SIM shall take all necessary action to fully accelerate the vesting of each SIM Option and provide each SIM Optionholder the opportunity to exercise such SIM Option prior to the Effective Time in accordance with the Business Combination Agreement. All unexercised SIM Options shall be terminated and expire as of the Closing without payment therefor.

Adjustments to the Merger Consideration

The portion of the cash consideration payable to the equityholders of Panavision and the Catch-up Plan Participants shall be subject to adjustment and payable in SCAC Common Stock pursuant to the terms of the Business Combination Agreement if (i) SCAC’s public shareholders exercise their rights to redeem their Class A Ordinary Shares in connection with the SCAC Extension Approval (as defined below), the approval of the Business Combination Agreement or otherwise pursuant to SCAC’s Amended and Restated Memorandum and Articles of Association (each a “Redemption”) in an aggregate amount exceeding $25,000,000 or (ii) if SCAC would have less than $30,000,000 in available cash and cash equivalents immediately following the Closing, on a pro forma basis, taking into account the transactions contemplated by the Business Combination Agreement and net of any Redemptions, deferred underwriting commissions and other fees.

Contingent Shares

Pursuant to the terms of the Business Combination Agreement and the Contribution Agreement (as defined below), from and after the Closing until the seventh anniversary of the Closing Date (the “Contingent Share Period”), an additional 2,750,000 shares of SCAC Common Stock granted to the holders of Panavision Common

Stock as part of the Merger Consideration (the “Panavision Contingent Shares”) and the 3,250,000 Founder Contingent Shares (as defined below) shall be subject to vesting and other restrictions set forth in the Business Combination Agreement until a Triggering Event (as defined below) occurs. In the event that the Founder Contingent Shares or the Panavision Contingent Shares (collectively, the “Contingent Shares”) have not become vested and free of restrictions pursuant to a Triggering Event on or prior to the end of the Contingent Shares Period, each holder of unvested Contingent Shares shall contribute and forfeit such Contingent Shares to SCAC for no consideration.

From and after the Closing, until any Contingent Shares vest and become free of the restrictions contemplated by the Business Combination Agreement, holders of the Contingent Shares shall: (i) immediately contribute to SCAC the net after-tax amount (determined pursuant to the Business Combination Agreement) of any and all dividends or distributions received by such holder in respect of such unvested Contingent Shares, (ii) vote such shares pro rata with other shareholders of SCAC on every matter submitted to the shareholders to vote, and (iii) not transfer, sell, pledge or otherwise dispose or hypothecate any of his, her or its Contingent Shares unless the transferee of such shares agrees to be bound by the terms and conditions governing such Contingent Shares.

Pursuant to the Business Combination Agreement, after the occurrence of the following events (the “Triggering Events”) the Contingent Shares shall become vested and free of restrictions, in each case, as follows: (i) if the closing price of the SCAC Common Stock is greater than $12.50 per share (the “Minimum Target”) for 20 trading days over a 30 consecutive trading day period, then 1,625,000 Founder Contingent Shares and 1,375,000 Panavision Contingent Shares, shall vest and become free of restrictions, (ii) if the closing price of the SCAC Common Stock is greater $15.00 per share (the “Maximum Target”) for 20 trading days over a 30 consecutive trading day period, then all of the Founder Contingent Shares and the Panavision Contingent Shares that have not previously vested shall each vest in full and become free of the restrictions contemplated by the Business Combination Agreement, and (iii) if the price per SCAC Common Share paid or payable in connection with a Change of Control (as defined in the Business Combination Agreement), is (A) greater than the Minimum Target but less than the Maximum Target, then the number of Contingent Shares set forth in (i) shall vest and become free of the restrictions contemplated by the Business Combination Agreement and (B) greater than the Maximum Target Amount, then the number of Contingent Shares set forth in (ii) shall vest and become free of the restrictions contemplated by the Business Combination Agreement.

Financing

SCAC intends to finance the consideration for the Acquisitions primarily through a combination of cash held in its trust account, the issuance of SCAC Common Stock to the equityholders of Panavision and the SIM Sellers, the proceeds of the Debt Facilities (as defined below) and the proceeds from the PIPE Investment (as defined below).

Conditions to Closing

The Business Combination Agreement is subject to the satisfaction or waiver of certain closing conditions, including, among others, (1) approval of SCAC’s shareholders at SCAC’s extraordinary general meeting of shareholders scheduled for September 18, 2018, of the proposals set forth in SCAC’s definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on August 30, 2018 (the “SCAC Extension Approval”), (2) adoption by SCAC’s shareholders of the Business Combination Agreement and approval of certain related matters, including the change in SCAC’s jurisdiction of incorporation to Delaware and adoption of new governing documents and certain governance and other matters in connection therewith, issuance of shares of SCAC Common Stock in connection with the Acquisitions, and certain approvals required by the rules of the Nasdaq Capital Market (“Nasdaq”), (3) effectiveness of a registration statement on Form S-4 registering the shares of SCAC Common Stock to be issued as part of the Merger Consideration and SIM Purchase Price, (4) approval for the listing on Nasdaq of the shares of SCAC Common Stock to be issued as part of the Merger Consideration and SIM Purchase Price and the Panavision Contingent Shares, (5) the receipt of the Investment Canada Act Approval (as defined in the Business Combination Agreement) and the expiration or termination of the waiting period under the

Hart-Scott-Rodino Antitrust Improvements Act, (6) the consummation of the PIPE Investment prior to or concurrently with the Closing and the Sponsor PIPE Entity committing at least $30,000,000 thereof, (7) the consummation of the Debt Financing prior to or concurrently with the Closing, (8) the net tangible assets of SCAC (as determined in accordance with Rule 3a51-1(g)(1) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”)) totaling at least $5,000,001 after the Closing, (9) the Redemptions by SCAC’s public shareholders not exceeding more than 50% of the SCAC Common Stock held by the shareholders of SCAC at any time prior to the Effective Time, (10) the PIPE Investment proceeds used for purposes of satisfying any Redemptions by SCAC’s public shareholders not exceeding $25,000,000, (11) the amount of cash available to SCAC net of Redemptions and deferred underwriting commissions not being less than $125,000,000 less the deferred underwriting commissions and (12) no SIM Debt Exercise of Remedies has occurred (each as defined in the Business Combination Agreement).

Representations and Warranties

The Business Combination Agreement contains customary representations, warranties and covenants by SCAC, Panavision Acquisition Sub, SIM Acquisition Sub, Panavision, SIM and the SIM Sellers. Other than certain representations and warranties specified in the Business Combination Agreement, the representations and warranties of the respective parties to the Business Combination Agreement will not survive the closing of the Acquisitions but SCAC shall have the right to pursue recoveries under the R&W Policies (as defined in the Business Combination Agreement) pursuant to the terms and conditions thereof.

Termination

The Business Combination Agreement may be terminated at any time prior to the Closing (i) by mutual written consent of SCAC, Panavision, SIM and the Holder Representatives (as defined in the Business Combination Agreement), (ii) by SCAC, Panavision, SIM or the Holder Representatives upon the failure to obtain the SCAC Extension Approval, (iii) by SCAC, Panavision or the Panavision Holder Representative if a SIM Debt Exercise of Remedies has occurred, and (iv) in certain other circumstances set forth in the Business Combination Agreement, including if the Closing has not occurred by December 31, 2018, or, in certain circumstances set forth in the Extension Proxy Statement (as defined below), by March 31, 2019.

Related Agreements

Debt Facilities

On September 13, 2018, SCAC entered into a commitment letter (the “ABL Commitment Letter”) with Bank of America, N.A., Bank of Montreal and ING Capital LLC (collectively, the “ABL Lenders”), pursuant to which the ABL Lenders committed to provide a $250,000,000 ABL revolving credit facility (the “ABL Facility”) in accordance with the terms, and subject to the conditions, set forth in the ABL Commitment Letter for the purpose of, among other things, financing the consideration for the Acquisition. The ABL Facility will mature on the 5-year anniversary of the Closing Date and will not require any amortization. Borrowings under the ABL Facility will be available in U.S. Dollars, Canadian Dollars, Pounds Sterling and Euros (subject to the limitations provided in the ABL Commitment Letter) and shall bear interest, at SCAC’s option, at a rate equal to either an adjusted base rate, Canadian base rate, Canadian prime rate, Canadian BA rate, UK base rate or LIBOR rate, in each case plus an applicable margin (which shall change depending on the average availability). The applicable margin for the ABL Facility ranges from 0.50% to 1.00% for borrowings based on base rate, Canadian base rate or Canadian prime rate and ranges from 1.50% to 2.00% for borrowings based on LIBOR rate, Canadian BA rate or UK base rate.

On September 13, 2018, SCAC also entered into a commitment letter (the “Second Lien Commitment Letter”) with Solus Alternative Asset Management LP (the “Second Lien Lender”), pursuant to which the Second Lien Lender committed to provide a $100,000,000 second lien term loan credit facility (the “Second Lien Facility” and, together with the ABL Financing, the “Debt Facilities”) in accordance with the terms, and subject to the conditions, set forth in the Second Lien Commitment Letter for the purpose of, among other things, financing the consideration for the Acquisitions. The Second Lien Facility will mature on the 5.5-year anniversary of the Closing Date and will not require any amortization. Borrowings under the Second Lien Facility will be available in U.S. Dollars and shall bear interest, at SCAC’s option, at a rate equal to either an adjusted base rate or LIBOR rate, in each case plus an applicable margin of 6.00% or 7.00%, respectively.

PIPE Investment

Concurrently with the execution of the Business Combination Agreement, SCAC entered into subscription agreements (together with all exhibits, schedules, annexes and other attachments thereto, collectively, the “PIPE Documents”), with certain investors (collectively, the “PIPE Investors”) pursuant to which the PIPE Investors have collectively committed to subscribe for SCAC Common Shares for an aggregate amount equal to $55,000,000 (the “PIPE Investment”) to be consummated substantially concurrently with the Closing. Saban Sponsor II LLC (the “Sponsor PIPE Entity”), an affiliate of Saban Sponsor LLC, a Delaware limited liability company (“Sponsor”), has committed to subscribe for SCAC Common Shares for an aggregate amount equal to $30,000,000 of the PIPE Investment.

The Contribution Agreement

At the Closing, SCAC and the holders of SCAC Common Stock (including Sponsor) (the “Class F Holders”) that was converted from Class F Ordinary Shares pursuant to the Domestication (the “Converted Founder Shares”) intend to enter into a contribution and forfeiture agreement (the “Contribution Agreement”), pursuant to which, among other things, (i) the Class F Holders will contribute an aggregate of 2,000,000 Converted Founder Shares to SCAC, pro rata, which Converted Founder Shares will be cancelled for no consideration, (ii) 3,250,000 Converted Founder Shares will become subject to vesting and the restrictions set forth in the Business Combination Agreement (the “Founder Contingent Shares”), in each case, pro rata, and (iii) Sponsor and its affiliates will contribute all of the SCAC Warrants held by Sponsor or any of its affiliates to SCAC, which SCAC Warrants will be cancelled for no consideration, and will forfeit for no consideration any other rights to obtain SCAC Warrants (including in respect of that certain unsecured convertible promissory note issued by SCAC to Sponsor on March 12, 2018), in each case, on the terms and subject to the conditions set forth in the Contribution Agreement.

Registration Rights Agreement

At the Closing, the Class F Holders, the Sponsor PIPE Entity and the Principal Panavision Holders (as defined in the Business Combination Agreement), intend to enter into an amended and restated registration rights agreement (the “Registration Rights Agreement”), providing for, among other things, customary registration rights, including demand and piggy-back rights, subject to cooperation and cut-back provisions.

Lock-Up Agreement

At the Closing, each of Sponsor, the Principal Panavision Holders and the Principal SIM Holders (as defined in the Business Combination Agreement) intend to execute and deliver to SCAC a lock-up agreement (the “Lock-Up Agreement”), pursuant to which, among other things, Sponsor, the Principal Panavision Holders and the Principal SIM Holders will agree to certain restrictions regarding the transfer of SCAC Common Stock held or to be received by them, from the Closing until the earlier of (i) 180 days after the date of Closing and (ii) immediately prior to the closing of a transaction in which SCAC consummates a liquidation, merger, share exchange or other similar transaction with an unaffiliated third party that results in all of SCAC’s shareholders having the right to exchange their equity holdings in SCAC for cash, securities or other property.

Director Composition and Standstill Agreement

Concurrently with the execution of the Business Combination Agreement, SCAC, Sponsor, the Sponsor PIPE Entity, the Principal Panavision Holders and the Panavision Holder Representative entered into a director composition and standstill agreement (the “Director Composition and Standstill Agreement”), pursuant to which, among other things, (i) the Principal Panavision Holders and Sponsor will each have certain rights to designate directors to the Board of Directors of SCAC, (ii) the Principal Panavision Holders will agree not to take certain actions in respect of the members of the Board of Directors of SCAC designated by Sponsor, (iii) Sponsor will agree not to take certain actions in respect of the members of the Board of Directors of SCAC designated by the Principal Panavision Holders, (iv) the Panavision Holder Representative and Sponsor each have certain negative consent rights with respect to certain future actions taken by SCAC and its subsidiaries, and (v) each of Sponsor and SCAC will agree to take certain actions in connection with, or to facilitate, the Business Combination and the transactions contemplated by the Business Combination Agreement.

Employment Agreements

Concurrently with the execution of the Business Combination Agreement, SCAC, Panavision Acquisition Sub, SIM Acquisition Sub or a member of the applicable Company Group (as defined in the Business Combination Agreement) has entered into an employment agreement, with each of Kimberly Snyder and Bill Roberts (collectively, the “Employment Agreements”), that will become effective as of, and subject to, the Closing.

The description of the Business Combination Agreement and certain related agreements (the “Related Agreements”) set forth above and the transactions contemplated thereby does not purport to describe all of the terms of these agreements. This summary is qualified in its entirety by reference to the complete text of the Business Combination Agreement, a copy of which will be filed, if not sooner, with the Company’s registration statement on Form S-4 with the SEC containing a preliminary proxy statement/preliminary prospectus of SCAC and the terms of which are incorporated by reference herein. The material Related Agreements will also be filed with the Company’s registration statement on Form S-4 with the SEC containing a preliminary proxy statement/preliminary prospectus of SCAC. You are urged to read the Business Combination Agreement and the Related Agreements in their entirety because they are the primary legal documents that will govern the Business Combination.

The above description of the Business Combination Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about SCAC, Panavision or SIM. The representations, warranties and covenants contained in the Business Combination Agreement were made only for purposes of the Business Combination Agreement as of the specific dates therein, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Business Combination Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in SCAC’s public disclosures.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The shares of SCAC’s common stock that may be issued in connection with the PIPE Investment will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 7.01 Regulation FD Disclosure

On September 13, 2018, SCAC issued a press release announcing the execution of the Business Combination Agreement. The press release is attached as Exhibit 99.1 to this Current Report and incorporated into this Item 7.01 by reference.

Attached as Exhibit 99.2 to this Current Report and incorporated into this Item 7.01 by reference is the investor presentation that will be used by SCAC in making presentations to certain of SCAC’s shareholders and other persons with respect to the transactions contemplated by the Business Combination Agreement.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing by SCAC under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2.

Forward Looking Statements

Certain statements included in this communication are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may”, “should”, “would”, “plan”, “intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “seem”, “seek”, “continue”, “future”, “will”, “expect”, “outlook” or other similar words, phrases or expressions. These forward-looking statements include, but are not limited to, statements regarding our industry, future events, the proposed transaction among SCAC, Panavision and SIM, including the anticipated initial enterprise value and post-closing equity value as well as expected transaction structure and post-closing management, the estimated or anticipated future results and benefits of SCAC, Panavision and SIM following the transaction, including the likelihood and ability of the parties to successfully consummate the proposed transaction, the expected post-transaction ownership and cash and debt balances, the expected timing of the closing of the transaction, future opportunities for the combined company, estimated synergies, the estimated pro forma revenue of Panavision and SIM, estimated adjusted EBITDA, and unlevered free cash flow estimates and forecasts of other financial and performance metrics and estimates of Panavision’s and SIM’s total addressable market. These statements are based on various assumptions and on the current expectations of SCAC’s, Panavision’s and SIM’s management and are not predictions of actual performance, nor are these statements of historical facts. These statements are based on the current expectations of SCAC’s, Panavision’s and SIM’s management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties regarding SCAC’s, Panavision’s and SIM’s respective businesses and the transaction, and actual results may differ materially. These risks and uncertainties include, but are not limited to, failure to achieve the necessary shareholder approval for the proposed extension of the date by which SCAC must consummate an initial business combination; changes in the business environment in which SCAC, Panavision and SIM operate, including a decline in production rates, changes in technology, industry standards, customer requirements and product offerings, and general financial, economic, regulatory and political conditions affecting the industry in which Panavision and SIM operate; labor disruptions; changes in taxes, governmental laws, and regulations; competitive product and pricing activity; difficulties of managing growth profitably; the loss of one or more members of SCAC’s, Panavision’s or SIM’s management team; the inability of the parties to successfully or timely consummate the proposed transaction, including the risk that the required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the transaction or that the approval of the stockholders of SCAC is not obtained; failure to realize the anticipated benefits of the transaction, including as a result of a delay in consummating the transaction or a delay or difficulty in integrating the businesses of SCAC, Panavision and SIM; uncertainty as to the long-term value of SCAC common stock; the inability to realize the expected amount and timing of cost savings and operating synergies; those discussed in SCAC’s Annual Report on Form 10-K for the year ended December 31, 2017 under the heading “Risk Factors,” as updated from time to time by SCAC’s Quarterly Reports on Form 10-Q and other documents of SCAC on file with the SEC or in the proxy statement/prospectus that will be filed with the SEC by SCAC. There may be additional risks that SCAC, Panavision or SIM do not presently know or that SCAC, Panavision and SIM currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide SCAC’s, Panavision’s and SIM’s expectations, plans or forecasts of future events and views as of the date of this communication. SCAC, Panavision and SIM anticipate that subsequent events and developments will cause SCAC’s, Panavision’s and SIM’s assessments to change. However, while SCAC, Panavision and SIM may elect to update these forward-looking statements at some point in the future, SCAC, Panavision and SIM specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing SCAC’s, Panavision’s and SIM’s assessments as of any date subsequent to the date of this communication.

No Offer or Solicitation

This communication is not intended to, and does not, constitute an offer to sell, or the solicitation of an offer to buy or an invitation to purchase any securities or the solicitation of any vote or approval in any jurisdiction in connection with the proposed business combination among SCAC, Panavision and SIM or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Important Information For Investors And Stockholders

In connection with the proposed extension of the date by which SCAC must consummate an initial business combination, SCAC filed with the SEC a definitive proxy statement, dated August 30, 2018 and first mailed to shareholders on or about such date (the “Extension Proxy Statement”).

In connection with the transactions referred to in this communication, SCAC expects to file a registration statement on Form S-4 with the SEC containing a preliminary proxy statement and preliminary prospectus of SCAC. After the registration statement is declared effective, SCAC will mail a definitive proxy statement/prospectus to shareholders of SCAC.

This communication is not a substitute for the Extension Proxy Statement, the proxy statement/prospectus or registration statement or for any other document that SCAC may file with the SEC and send to SCAC’s shareholders in connection with the proposed transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE EXTENSION PROXY STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the Extension Proxy Statement, the proxy statement/prospectus (when available) and other documents filed with the SEC by SCAC through the website maintained by the SEC at http://www.sec.gov. Investors and security holders may also obtain these documents by requesting them in writing from us by addressing such request to our General Counsel at Saban Capital Acquisition Corp., 10100 Santa Monica Boulevard, 26th Floor, Los Angeles, CA 90067.

Participants in the Solicitation

SCAC and its directors and executive officers and other persons may be considered participants in the solicitation of proxies with respect to the proposed extension of the date by which SCAC must consummate an initial business combination under the rules of the SEC. SCAC, Panavision and SIM and their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies with respect to the proposed transactions under the rules of the SEC. Information about the directors and executive officers of SCAC is set forth in its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on March 14, 2018. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are included in the Extension Proxy Statement and also will be included in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Saban Capital Acquisition Corp., dated September 13, 2018

99.2	Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Saban Capital Acquisition Corp.

Date: September 13, 2018	By:	/s/ Adam Chesnoff
	Name:	Adam Chesnoff
	Title:	Chief Executive Officer and President

Exhibit 99.1

Saban Capital Acquisition Corp. Enters into a Merger Agreement with Panavision and Sim

– Combined Company Expected to Be Listed on the Nasdaq Stock Market –

– Joint Investor Conference Call Scheduled for September 14, at 8:30 am ET –

Los Angeles – September 13, 2018 – Saban Capital Acquisition Corp. (NASDAQ:SCAC) (“Saban Capital Acquisition Corp.”), a publicly traded special purpose acquisition company, Panavision Inc. (“Panavision”), and Sim Video International Inc. (“Sim”) announced today that the companies have entered into a definitive business combination agreement to create a premier global provider of end-to-end production and post-production services to the entertainment industry. The combined company will be well positioned to capitalize on the continued growth of content production spending and enhance the scope of service offerings to its customers. Under the terms of the business combination agreement, Panavision and Sim will become wholly-owned subsidiaries of Saban Capital Acquisition Corp. Immediately following the proposed transactions, Saban Capital Acquisition Corp. intends to change its name to Panavision Holdings Inc. (the “Company”) and is expected to continue to trade on the Nasdaq stock exchange.

Headquartered in Woodland Hills, California, Panavision is an iconic designer, manufacturer and provider of high precision optics and camera technology for the entertainment industry and a leading global provider of production-critical equipment and services. Headquartered in Toronto, Canada, Sim is a leading provider of production and post-production solutions with facilities in Los Angeles, Vancouver, Atlanta, New York and Toronto.

The transaction reflects a valuation for the combined entity of $622 million (inclusive of debt) or approximately 5.9x fiscal year 2018 estimated Adjusted EBITDA. The cash component of the purchase price to be paid to the equity holders of Panavision and Sim will be funded by Saban Capital Acquisition Corp.’s cash in trust, which is approximately $250 million, a $55 million private placement of common stock at $10.00 per share secured from a mix of premier institutional investors as well as an affiliate of Saban Sponsor LLC and newly raised debt financing.

Upon the closing of the proposed transaction, Kim Snyder, President and Chief Executive Officer of Panavision will serve as Chairman and Chief Executive Officer, and Bill Roberts, Chief Financial Officer of Panavision, will serve in that role for the combined company.

“We are excited to partner with Kim along with the Panavision and Sim teams to capitalize on the explosive growth in content spending,” commented Haim Saban, Chairman of Saban Capital Acquisition Corp. He continued, “Advancements in technology and the emergence of streaming have fundamentally changed how consumers watch and discover content. This is driving significant growth in the market for production and post-production services. This secular trend creates a tremendous opportunity for Panavision to leverage its leading technology and pursue opportunistic acquisitions to grow in a manner that is agnostic to the content creator and distribution channel.”

Adam Chesnoff, President and Chief Executive Officer of Saban Capital Acquisition Corp., commented, “This transaction creates a leading global platform ideally positioned to capitalize on the rapid growth in content production. The combination of these two companies will create the foremost provider of end-to-end production and post-production services. Combining this platform with Saban’s wide-ranging global media relationships, experience in production, and successful track record of creating value for its partners, will position the Company to accelerate growth and pursue complementary acquisitions. We are excited about the potential.”

“For nearly 65 years, Panavision has proudly served the entertainment industry providing cutting-edge equipment and exemplary service to support the creative vision of our customers,” says Kim Snyder, Chairman and CEO of the combined company. “This acquisition will leverage the best of Panavision’s and Sim’s resources by providing comprehensive products and services to best address the ever-adapting needs of content creators globally. These complementary companies subscribe to the same strategic vision: to support our customers as the category-defining provider of end-to-end production and post-production services.”

“Combining the talent and integrated services of Sim with two of the biggest names in the business, Panavision and Saban, will accelerate our strategic plan,” added James Haggarty, President and CEO of Sim. “The resulting scale of the new combined enterprise will better serve our clients and help shape the content-creation landscape,” continued Haggarty.

The respective boards of directors of Saban Capital Acquisition Corp., Panavision and Sim have unanimously approved the proposed transactions. Completion of the proposed transactions are subject to Saban Capital Acquisition Corp. stockholder approval, certain regulatory approvals and other customary closing conditions. The parties expect that the proposed transactions will be completed in the first quarter of 2019.

For additional information on the proposed transaction, see Saban Capital Acquisition Corp.’s Current Report on Form 8-K, which will be filed promptly and can be obtained at the website of the U.S. Securities and Exchange Commission (“SEC”) at www.sec.gov.

Deutsche Bank Securities Inc. and Goldman Sachs & Co. LLC are serving as financial advisors, capital markets advisors and private placement agents and Skadden, Arps, Slate, Meagher & Flom LLP and Dentons Canada LLP are serving as legal advisors to Saban Capital Acquisition Corp. Houlihan Lokey, Inc. is serving as financial advisor, Citi is serving as Capital Markets Advisor, and Kirkland & Ellis, LLP and Osler, Hoskin & Harcourt LLP are serving as legal advisors to Panavision. Marckenz Group Capital Partners is serving as financial advisor and Stikeman Elliott LLP is serving as legal advisor to Sim.

Investor Conference Call Information

Saban Capital Acquisition Corp. and Panavision will host a joint investor conference call to discuss the proposed transaction on Friday, September 14, 2018 at 8:30 am Eastern Time.

Interested parties may listen to the call via telephone by dialing 888-317-6016, or for international callers, 412-317-6016. A telephone replay will be available shortly after the call and can be accessed by dialing 877-344-7529, or for international callers, 412-317-0088 (confirmation code: 10124015).

The conference call webcast and a related investor presentation with more detailed information regarding the proposed transaction will be available at www.sabanac.com. The investor presentation will also be furnished today to the SEC, which can be viewed at the SEC’s website at www.sec.gov.

About Panavision

Panavision Inc. is a distinguished designer and manufacturer of high-precision camera systems, proprietary optics and customized accessories for the motion picture and television industries. Renowned for its worldwide service and support, Panavision systems are rented through its domestic and internationally owned and operated facilities and distributor network. Light Iron, a subsidiary of Panavision and leader in post-production, specializes in dailies, digital intermediate, archival, and data services in six facilities across the U.S. Panavision also supplies lighting, grip, and crane equipment for use by motion picture and television productions.

About Sim

Sim is a leading provider of end-to-end services and solutions to the television and feature film industries. With facilities in Los Angeles, Vancouver, Atlanta, New York and Toronto, Sim offers the creative community a portfolio of production equipment, state-of-the art studio and production facilities, and post-production services.

About Saban Capital Acquisition Corp.

Saban Capital Acquisition Corp. is a special purpose acquisition company affiliated with Saban Capital Group, Inc. (“SCG”), a leading private investment firm based in Los Angeles specializing in the media, entertainment, and communication industries. SCG was established by Haim Saban, co-founder of Fox Family Worldwide, a global television broadcasting, production, distribution and merchandising company owned in partnership with Rupert Murdoch and The News Corporation, following its sale to The Walt Disney Company in October 2001. The firm currently makes both controlling and minority investments in public and private companies and takes an active role in its portfolio companies. SCG’s current private equity investments include: Univision (the premier Spanish-language media company in the US); Celestial Tiger Entertainment (a venture with Lionsgate and Astro, Malaysia’s largest pay TV platform, to launch and operate new branded pay television channels across Asia); MNC (Indonesia’s largest and only vertically-integrated media company); and Partner Communications (a leading telecommunications company in Israel). Additionally, SCG founded Saban Films in 2014 to acquire and distribute independent feature films in North America. With headquarters in Los Angeles, SCG actively manages a globally diversified portfolio of investments across public equities, credit, alternative investments, and real property assets. For more information, please visit www.saban.com.

Important Information For Investors And Stockholders

In connection with the proposed extension of the date by which Saban Capital Acquisition Corp. must consummate an initial business combination, Saban Capital Acquisition Corp. filed with the SEC a definitive proxy statement, dated August 30, 2018 and first mailed to shareholders on or about such date (the “Extension Proxy Statement”).

In connection with the transactions referred to in this communication, Saban Capital Acquisition Corp. expects to file a registration statement on Form S-4 with the SEC containing a preliminary proxy statement and preliminary prospectus of Saban Capital Acquisition Corp. After the registration statement is declared effective, Saban Capital Acquisition Corp. will mail a definitive proxy statement/prospectus to shareholders of Saban Capital Acquisition Corp.

This communication is not a substitute for the Extension Proxy Statement, the proxy statement/prospectus or registration statement or for any other document that Saban Capital Acquisition Corp. may file with the SEC and send to Saban Capital Acquisition Corp.’s shareholders in connection with the proposed transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE EXTENSION PROXY STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the Extension Proxy Statement, the proxy statement/prospectus (when available) and other documents filed with the SEC by Saban Capital Acquisition Corp. through the website maintained by the SEC at http://www.sec.gov or by directing a request to: Saban Capital Acquisition Corp., 10100 Santa Monica Boulevard, 26th Floor, Los Angeles, CA 90067, attention: Niveen Tadros.

Participants in the Solicitation

Saban Capital Acquisition Corp. and its directors and executive officers and other persons may be considered participants in the solicitation of proxies with respect to the proposed extension of the date by which Saban Capital Acquisition Corp. must consummate an initial business combination under the rules of the SEC. Saban Capital Acquisition Corp., Panavision and Sim and their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies with respect to the proposed transactions under the rules of the SEC. Information about the directors and executive officers of Saban Capital Acquisition Corp. is set forth in its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on March 14, 2018. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are included in the Extension Proxy Statement and also will be included in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.

Forward Looking Statements

Certain statements included in this communication are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may”, “should”, “would”, “plan”, “intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “seem”, “seek”, “continue”, “future”, “will”, “expect”, “outlook” or other similar words, phrases or expressions. These forward-looking statements include, but are not limited to, statements regarding our industry, future events, the proposed transaction among Saban Capital Acquisition Corp., Panavision and Sim, including the anticipated initial enterprise value and post-closing equity value as well as expected transaction structure and post-closing management, the estimated or anticipated future results and benefits of Saban Capital Acquisition Corp., Panavision and Sim following the transaction, including the likelihood and ability of the parties to successfully consummate the proposed transaction, the expected post-transaction ownership and cash and debt balances, the expected timing of the closing of the transaction, future opportunities for the combined company, estimated synergies, the estimated pro forma revenue of Panavision and Sim, estimated adjusted EBITDA, and unlevered free cash flow estimates and forecasts of other financial and performance metrics and estimates of Panavision’s and Sim’s total addressable market. These statements are based on various assumptions and on the current expectations of Saban Capital Acquisition Corp.’s, Panavision’s and Sim’s management and are not predictions of actual performance, nor are these statements of historical facts. These statements are based on the current expectations of Saban Capital Acquisition Corp.’s, Panavision’s and Sim’s management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties regarding Saban Capital Acquisition Corp.’s, Panavision’s and Sim’s respective businesses and the transaction, and actual results may differ materially. These risks and uncertainties include, but are not limited to, failure to achieve the necessary shareholder approval for the proposed extension of the date by which Saban Capital Acquisition Corp. must consummate an initial business combination; changes in the business environment in which Saban Capital Acquisition Corp., Panavision and Sim operate, including a decline in production rates, changes in technology, industry standards, customer requirements and product offerings, and general financial, economic, regulatory and political conditions affecting the industry in which Panavision and Sim operate; labor disruptions; changes in taxes, governmental laws, and regulations; competitive product and pricing activity; difficulties of managing growth profitably; the loss of one or more members of Saban Capital Acquisition Corp.’s, Panavision’s or Sim’s management team; the inability of the parties to successfully or timely consummate the proposed transaction, including the risk that the required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the transaction or that the approval of the stockholders of Saban Capital Acquisition Corp. is not obtained; failure to realize the anticipated benefits of the transaction, including as a result of a delay in consummating the transaction or a delay or difficulty in integrating the businesses of Saban Capital Acquisition Corp., Panavision and Sim; uncertainty as to the long-term value of Saban Capital Acquisition Corp. common stock; the inability to realize the expected amount and timing of cost savings and operating synergies; those discussed in Saban Capital Acquisition Corp.’s Annual Report on Form 10-K for the year ended December 31, 2017 under the heading “Risk Factors,” as updated from time to time by Saban Capital Acquisition Corp.’s Quarterly Reports on Form 10-Q and other documents of Saban Capital Acquisition Corp. on file with the SEC or in the proxy statement/prospectus that will be filed with the SEC by Saban Capital Acquisition Corp. There may be additional risks that Saban Capital Acquisition Corp., Panavision or Sim do not presently know or that Saban Capital Acquisition Corp., Panavision and Sim currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide Saban Capital Acquisition Corp.’s, Panavision’s and Sim’s expectations, plans or forecasts of future events and views as of the date of this communication. Saban Capital Acquisition Corp., Panavision and Sim anticipate that subsequent events and developments will cause Saban Capital Acquisition Corp.’s, Panavision’s and Sim’s assessments to change. However, while Saban Capital Acquisition Corp., Panavision and Sim may elect to update these forward-looking statements at some point in the future, Saban Capital Acquisition Corp., Panavision and Sim specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Saban Capital Acquisition Corp.’s, Panavision’s and Sim’s assessments as of any date subsequent to the date of this communication.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy or an invitation to purchase any securities or the solicitation of any vote or approval in any jurisdiction in connection with the proposed business combination among Saban Capital Acquisition Corp., Panavision and Sim or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Contacts:

Investors for Saban Capital Acquisition Corp.

ICR

Will Swett, 646-277-1270

Will.Swett@icrinc.com

or

Media

ICR

Sara Ball, 415-430-2073

Sara.Ball@icrinc.com

or

Panavision

Judy Doherty, 818-421-8161

Director of Marketing and Communications

Judy.Doherty@panavision.com

Exhibit 99.2

Investor Presentation September 2018

This investor presentation (“Investor Presentation”) is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of Panavision Inc. (“Panavision”), SIM Video International Inc. (“Sim”) or Saban Capital Acquisition Corp. (“SCAC”) or any of Panavision’s, Sim’s or SCAC’s affiliates’ securities (as such term is defined under the U.S. Federal Securities Laws). This Investor Presentation has been prepared to assist interested parties in making their own evaluation with respect to the proposed business combination of Panavision, Sim and SCAC (the “Business Combination”), as contemplated in the draft Business Combination Agreement (the “Business Combination Agreement”), and for no other purpose. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections, modeling or back-testing or any other information contained herein. All levels, prices and spreads are historical and do not represent current market levels, prices or spreads, some or all of which may have changed since the issuance of this document. Any data on past performance, modeling or back-testing contained herein is not an indication as to future performance. Panavision, Sim and SCAC assume no obligation to update the information in this Investor Presentation. None of Panavision, Sim or SCAC accepts any liability whatsoever for any losses arising from the use of this Investor Presentation or reliance on the information contained herein. Nothing herein shall be deemed to constitute investment, legal, tax, financial, accounting or other advice. This Investor Presentation is being provided for use only by the intended recipient. The information contained herein must be kept strictly confidential and may not be reproduced or distributed in any format, in whole or in part, without the prior written consent of Panavision, Sim and SCAC. By accepting delivery of this Investor Presentation, you agree with Panavision, Sim and SCAC that you will maintain the strict confidentiality of the information contained herein. Use of Projections This Investor Presentation contains financial forecasts with respect to Panavision’s and Sim’s estimated net revenues, gross profit, Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow and Free Cash Flow Conversion for Panavision’s and Sim’s fiscal years 2018, 2019, and 2020. Neither SCAC’s independent auditors, nor the independent registered public accounting firm of SCAC, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Investor Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Investor Presentation. These projections should not be relied upon as being necessarily indicative of future results. In this Investor Presentation, certain of the above-mentioned estimated information has been repeated (in each case, with an indication that the information is an estimate and is subject to the qualifications presented herein), for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Panavision, Sim, SCAC or the combined company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Investor Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Forward-Looking Statements This Investor Presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “will,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include statements about our beliefs and expectations and the estimated financial information and other projections contained herein. Such forward-looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of Panavision, Sim, SCAC or the combined company after completion of the Business Combination are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those expressed or implied by such forward-looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (2) the possibility that the terms and conditions set forth in the final agreements with respect to the Business Combination may differ materially from the terms and conditions set forth in the Business Combination Agreement; (3) the outcome of any legal proceedings that may be instituted against SCAC, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (4) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of SCAC, to obtain financing to complete the Business Combination or to satisfy other conditions to closing in the Business Combination Agreement; (5) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (6) the ability to meet NASDAQ’s listing standards following the consummation of the Business Combination; (7) the risk that the Business Combination disrupts current plans and operations of Panavision and/or Sim as a result of the announcement and consummation of the Business Combination; (9) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers, obtain adequate supply of products and retain its management and key employees; (8) costs related to the Business Combination; (10) changes in applicable laws or regulations; (11) the possibility that Panavision, Sim or the combined company may be adversely affected by other economic, business, and/or competitive factors; (12) Panavision and/or Sim’s estimates of expenses and profitability; (13) the impact of foreign currency exchange rates and interest rate fluctuations on the results of Panavision, Sim or the combined company; and (14) other risks and uncertainties indicated from time to time in the final prospectus of SCAC, including those under “Risk Factors” therein, and other documents filed or to be filed with the Securities and Exchange Commission (“SEC”) by SCAC. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Panavision, Sim and SCAC undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. 2

Industry and Market Data In this Investor Presentation, Panavision and Sim each relies on and refers to information and statistics regarding market shares in the sectors in which it competes and other industry data. Panavision and Sim obtained this information and statistics from third-party sources believed to be reliable, including reports by market research firms, such as Nielsen. Each of Panavision and Sim has supplemented this information where necessary with information from discussions with its customers and its own internal estimates, taking into account publicly available information about other industry participants and its management’s best view as to information that is not publicly available. None of Panavision, Sim or SCAC has independently verified the accuracy or completeness of any such third-party information. Use of Non-GAAP Financial Measures This Investor Presentation includes non-GAAP financial measures for Panavision and Sim which does not conform to SEC Regulation S-X in that it includes financial information (EBITDA, Adjusted EBITDA, FCF Conversion and margin) not derived in accordance with US GAAP. Accordingly such information and data will be adjusted and presented differently in SCAC’s preliminary proxy statement to be filed with the SEC to solicit stockholder approval of the proposed transaction. Sim and Panavision believe that the presentation of non-GAAP measures provides information that is useful to investors as it indicates more clearly the ability of Sim and Panavision to meet capital expenditures and working capital requirements and provides an additional tool for investors to use in evaluating ongoing operating results and trends. You should review Panavision’s and Sim’s respective audited financial statements, which will be presented in SCAC’s preliminary proxy statement to be filed with the SEC, and not rely on any single financial measure to evaluate their respective businesses. Other companies may calculate EBITDA, Adjusted EBITDA, FCF Conversion and margin and other non-GAAP measures differently, and therefore Panavision’s and Sim’s respective EBITDA, Adjusted EBITDA, FCF Conversion and margin and other non-GAAP measures may not be directly comparable to similarly titled measures of other companies. Copyrights and Trademarks All materials contained in this presentation are protected by copyright laws and may not be reproduced, republished, distributed, transmitted, displayed, broadcast or otherwise exploited in any manner. This presentation contains trademarks, service marks, and trade names belonging to Panavision, Sim, SCAC and other entities and cannot be used without express written consent. Trademarks, service marks, copyrights and trade names referred to in this presentation, including logos, artwork and other visual displays, may appear without the ®, © or TM symbols, but the lack of such symbols is not intended to indicate, in any way, that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto. We do not intend the use or display of other entities’ trademarks, service marks, copyrighted material or trade names or any artists’ or other individuals’ images or names to imply a relationship or affiliation with, or endorsement or sponsorship of, Panavision, Sim or SCAC, by any other entities or persons. Additional Information In connection with the Business Combination, SCAC intends to file with the SEC a preliminary proxy statement and will mail a definitive proxy statement and other relevant documentation to SCAC shareholders. This Investor Presentation does not contain all the information that should be considered concerning the Business Combination. It is not intended to form the basis of any investment decision or any other decision with respect to the Business Combination. The final agreements with respect to the Business Combination may contain terms and conditions that differ materially from the terms and conditions set forth in the Business Combination Agreement and/or other material terms relevant to an investment decision. SCAC shareholders and other interested persons are advised to read, when available, the preliminary proxy statement and any amendments thereto, and the definitive proxy statement in connection with SCAC’s solicitation of proxies for the special meeting to be held to approve the Business Combination, because these materials will contain important information about Panavision, Sim and SCAC and the proposed transactions. The definitive proxy statement will be mailed to SCAC shareholders as of a record date to be established for voting on the Business Combination when it becomes available. Shareholders will also be able to obtain a copy of the preliminary proxy statement and definitive proxy statement once they are available, without charge, at the SEC’s website at http://sec.gov or by directing a request to: Saban Capital Acquisition Corp., 10100 Santa Monica Blvd, Suite 2600, Los Angeles, CA 90067, attention: Niveen Tadros (ntadros@sabanac.com). This Investor Presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or the extension proxy statement filed by SCAC with the SEC on August 30, 2018. Participants in the Solicitation SCAC, Panavision, Sim and their respective directors and officers may be deemed participants in the solicitation of proxies of SCAC shareholders in connection with the Business Combination. SCAC shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of SCAC in SCAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on March 14, 2018. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to SCAC shareholders in connection with the Business Combination will be set forth in the proxy statement for the Business Combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Business Combination will be included in the proxy statement that SCAC intends to file with the SEC. 3

Kim Snyder, President & CEO, Panavision Joined Panavision and has served in current role since late 2012 Former President and General Manager of Kodak’s Entertainment Imaging Division Associate member of the American Society of Cinematographers and a member of the Academy of Motion Picture Arts and Sciences Over 20 years of industry experience Bill Roberts, CFO, Panavision Joined Panavision and has served in current role since 2013 Served as Vice President of Technicolor Previously held COO and CFO positions at LaserPacific Media Corporation (Kodak) Elected as Treasurer of the Hollywood Professional Association in 2016 Over 15 years of industry experience Haim Saban, Chairman, Saban Capital Acquisition Corp. Founder, Chairman and CEO of Saban Capital Group (“Saban”) Chairman of the Board of Directors of Univision Previously served as Chairman of the Supervisory Board of ProSiebenSat.1 and on the Boards of DIRECTV and TF1 Co-founder, Chairman and CEO of Fox Family Worldwide Created Saban Entertainment in 1988 Over 50 years of media and investment experience Adam Chesnoff, President & CEO, Saban Capital Acquisition Corp. President and COO of Saban Capital Group Serves as Chairman of the Board of Directors of Partner Communications and Celestial Tiger Entertainment Former Vice Chairman of the Supervisory Board of ProSiebenSat.1 Board member of MNC and Univision and former board member of Bezeq Over 20 years of media and investment experience Adam Weene, Managing Director, Saban Capital Group Oversees Saban’s Private Equity Practice Played a key role in the acquisitions of The Power Rangers and Paul Frank as well as the sale of a controlling stake in ProSiebenSat.1 to KKR and Permira Previously worked at The Walt Disney Company’s Corporate Strategic Planning Department Over 20 years of media and investment experience 4

Saban Capital Acquisition Corp. at a Glance Extensive network of global relationships with studios, content creators, and international media companies Deep knowledge of, and success with, content creation and production 1 Prolific history of building and enhancing strong brands Track record of partnering with management to drive operational improvements Created billions of dollars of value for its investment partners 1 An affiliate of SCAC’s sponsor. 5

Saban Capital Acquisition Corp.
Investment Themes

PANAVISION | Sim | SABAN Capital Acquisition Corp.

Saban Capital Acquisition Corp. has found an opportunity that…	Status
1. Capitalizes on the rapid growth of content spending driven by competition from the major digital players (Netflix, Amazon, Apple, Hulu)	✓
2. Avoids hit-driven production risk	✓
3. Remains agnostic to distribution outlet	✓
4. Enjoys a strong brand that Saban Sponsor LLC can enhance	✓
5. Will benefit from Saban relationships to drive growth	✓
6. Saban Sponsor LLC can take from "very good" to "great" in the public market	✓

Saban Capital Acquisition Corp. has found an ideal opportunity

6

Today’s Agenda 1 Investment Thesis 2 Company Overview 3 Growth Strategy 4 Financial and Transaction Overview 7

INVESTMENT THESIS

Strong Industry Tailwinds Advancements in technology and the emergence of streaming have fundamentally changed how consumers watch and discover content… …giving rise to significant content investment by SVOD and large cap technology companies… …resulting in traditional studios and cable networks investing in content in order to compete… …all of which fuels major growth in spending on content production A combination of Panavision and Sim is uniquely positioned to capture the benefits of increased content production Source: Selected Wall Street Research, FX Networks 1 Excludes library, daytime dramas, one-episode specials, non-English language / English-dubbed, children’s programs, and short-term content (< 15 mins). 9

Investment Thesis 1 Panavision is a leading global brand providing production and post-production services to the Episodic, Feature Film, and Commercial segments 2 Platform ideally positioned to capitalize on rapid growth in content production tailwinds while remaining agnostic to content creator and distribution channel 3 Industry-leading proprietary technology and IP developed over decades 4 Impressive leadership with decades of industry experience 5 Strategic growth initiatives significantly advanced by Panavision’s combination with Sim Creates the incumbent end-to-end production and post-production services provider and enhances cross-selling opportunities across both companies’ extensive customer base Leverages Panavision management’s analytical rigor, aggressive cost-control, and track record of significant EBITDA margin improvement Provides complementary service offering with numerous margin-enhancing initiatives and synergies 6 Significant market opportunity for additional M&A in fragmented market as demonstrated through combination with Sim 7 Steady revenue, EBITDA, and cash flow growth under Panavision management and well-positioned for long-term growth 10

COMPANY OVERVIEW

Panavision Is a Global Leader in Content Production Services Through its combination with Sim, Panavision will enhance its offering of mission critical end-to-end services and equipment to the episodic (TV, Cable, OTT), feature film, and commercial production industries worldwide Project Greenlight Production Equipment & Services Post-Production On/Near-Set Post-Production Finishing Finished Product Production-critical equipment and services, including studios, cameras, lenses, lighting, and related equipment Dailies and on-set workflow solutions as well as mobile production, transportation, and distribution equipment In-facility post-production workflows, including editing & finishing, visual & sound effects, and color grading & finishing 12

Panavision Is a Leading Brand Behind the Industry’s Biggest Productions Episodic Feature Film 13

Panavision Is a Beloved Brand Amongst TV and Film Directors 14

Panavision & Sim Combine to Create a Category-Defining Media Company

PANAVISION Sim
SABAN Capital Acquisition Corp.

Leading provider of production and post-production services to episodic, feature film, and commercial content creators on a worldwide basis

Production | **Post-Production**

	Studio Services	Lighting & Grip	Camera, Lens & Equipment	Dailies	Editing & Finishing	Sound
Description	Studio space for rent to production companies	Lighting and grip equipment rental, as well as generators, package trucks, dollies, cranes, and heads	Production equipment rental including cameras, lenses, data recorders, camera control units, tripods, and other accessories	Creation of a day's film session and on-set data management and data archiving	Editorial system rentals, editing services, final color correction, and mastering	High quality sound mixing and editing services

The combination with Sim enhances the post-production service offering and creates further cross-selling opportunities

Revenue By Segment



2017A
11%
6%
83%
38%
62%
PANAVISION
Sim

Revenue By End Segment



2017A
23%
15%
28%
34%
11%
9%
80%
PANAVISION
Sim

Fueled by industry growth, the episodic end segment has grown to nearly half Pro Forma Panavision's revenue in 2017



Pro Forma Panavision
11%
13%
77%
8%
15%
77%
2015A
2017A



Pro Forma Panavision
23%
11%
27%
39%
19%
11%
22%
48%
2015A
2017A

Production | Post-Production | Other[1]

Episodic[2] | Feature | Commercials | Other[3]

Note: Panavision and Sim figures all converted to USD at historical rates.

[1] Includes filters, Panavision retail sales business in Australia, and Panavision Federal Systems division discontinued in June 2017.

[2] Includes scripted and unscripted.

[3] Includes live events, award shows, pilots, and music video productions, as well as camera and lighting consumables, filters, Panavision retail business in Australia, and Panavision Federal Systems.

15

Pro Forma Panavision1 by the Numbers Leading Brand Leading Customers Leading Scale Intellectual Property Patents Trademarks >45 >90 Attractive Customer Base Top 5 Studio Clients2 Represent <34% of 2017A PF Revenue Global Reach 80 global facilities 1,700+ employees Oscar Best Picture Nominations3 171 serviced since 1954 Leading Proprietary Asset Base 150+ proprietary high-end cameras 7,000+ proprietary high-end lenses Technical Achievement Awards3,4 Scientific and Oscars Technical Awards Emmys 3 25 6 2017A Combined Project Starts Features Episodic 583 459 Commercials 1,000+ Financial Scale (PF 2018E) Revenue EBITDA $399mm $105mm 1 Panavision and Sim (collectively, “Pro Forma Panavision”). 2 Based on allocable producing gross revenue of ~$347mm in 2017 (compared to $394mm of Pro Forma Panavision revenue in 2017). 3 Represents Panavision only. 4 Represents Scientific & Engineering and Technical Achievement Awards given by the Academy of Motion Picture Arts and Sciences to Panavision. 16

Combined Business Is Poised to Benefit From Panavision's 60 Years of Innovations

PANAVISION | Sim | SABAN Capital Acquisition Corp.

Key Panavision Innovations

- **1954**
  - **Anamorphic & CinemaScope Projection Lenses**



- Silent Reflex (PSR) 35mm camera system
- **1972**
  - **Panaflex® Camera**



- Panaflex Platinum, Panastar II and GII camera systems
- **1986-89**
  - **Primo 4:1 Zoom, Primo Spherical Prime Lenses**



- Primo® 11:1 Zoom, Primo Anamorphic
- **1990-93**
  - Pedestal Camera System, System 65 studio camera and Panaflex Lightweight
- Close-Focus Anamorphics Lightweight Zooms Primo 3:1 Zoom
- **1994-97**
  - Millennium® camera system
- Prime Lenses, Macro Zoom, Auto Focus Devices
- **1998-99**
  - Millennium® camera system viewfinder



- **Millennium® XL**
- **2000-01**
  - 24P HD/ HD-F900
- Anamorphic Three Perf Imaging System
- **2002-05**
  - 300x Compound Zoom Lens
  - **Genesis® HD Camera**



- HD Modular Accessory Kit to *Panavise* digital cameras
- **2006-08**
- Anamorphic Relay Tube
- **2009-10**
  - G Series Anamorphic prime lenses
- Panascout® iPhone app
- **2011-12**
  - OLED Viewfinder
  - PVintage Prime Lenses
- Primo V Lenses
- **2013-14**
  - Primo 70 Lenses



- **Millennium DXL Camera**
- **2015-17**
  - **T Series Lenses**



- **2018**
  - Millennium DXL2 Camera



LAWRENCE OF ARABIA
The Godfather
ROCKY
PULP FICTION
JURASSIC PARK
TITANIC
ORANGE is the new BLACK
LA LA LAND

17

Deep Relationships with World’s Largest Content Creators 18

Expansive Sales Footprint, Global Distribution Network, and Deep Cast Pro Forma Panavision’s ability to supply and service customers on a global basis is a significant competitive advantage Panavision Sim Independent Distributors Headquarters 15 Countries1 80 Global Facilities 1,700+ Employees 24/7 Service Key Cast Members 1 Direct business operations in 10 countries, and operations through third-party independent distributors in an additional 5 countries. 19

Multiple Growth Levers 1 2 3 4 5 Growth in Content Production Shift of content consumption from linear TV to internet / SVOD has driven demand for content from streaming and technology companies Panavision / Sim is positioned well to capitalize on secular growth trends Cross-Selling and White Space Sim acquisition enhances the company’s ability to provide a broader service offering to its extensive customer base Significant opportunity to expand service offering geographically Subrent1 Reduction Reduction in subrent provides additional margin improvement opportunity Scale of combined asset base and capital investment to acquire equipment will likely increase profitability Operational Improvements Panavision’s cost discipline and business analytics, which have driven significant margin expansion for Panavision to date, can be applied to Sim Strategic M&A Potential for further acquisitions both in equipment rental and post-production segments Panavision / Sim have leading relationships across entire value chain 1 Subrent is an industry term denoting cost of sales related to paying a third party for use of their equipment. Subrent takes the form of split-revenue consignment or fixed fee limited duration use. 21

1 Growth in Content Production Episodic and OTT Content Number of Scripted Original Series1 Distribution ‘17 vs. ‘02 ‘17 vs. ‘12 Online Services n/a +680%Broadcast +13% +29%Pay Cable +147% +45%Basic Cable +483% +40% All +168% +69% 487 455 422 389 349 175 183 288 186 266 174 42 161 36 216 182 125 37 30 111 34 74 153 33 146 17 25 33 29 150 148 131 135 113 116 119 90 117 4 6 15 24 33 49 2002A 2010A 2011A 2012A 2013A 2014A 2015A 2016A 2017A Content Spend by Leading Video Services2 ($bn) CAGR ‘13—’18 Traditional (3) 7.1% Digital(4) 55.1% Total 12.0% $ 70.1 $ 62.9 $ 13.2 $ 56.7 $ 9.3 $ 50.3 $ 5.9 $ 45.6 $ 2.7 $ 2.1 $ 53.6 $ 56.9 $ 47.6 $ 50.7 $ 43.5 2013A 2014A 2015A 2016A 2017E $ 80.4 $ 19.1 $ 61.4 2018E Traditional 3 Digital 4 Major Film Content Global Box Office Revenues ($bn) $ 40.6 $ 38.8 $ 38.4 $ 36.4 $ 35.9 $ 34.7 2012A 2013A 2014A 2015A 2016A 2017A Domestic Film Releases (Films Per Year) 777 709 708 718 678 661 2012A 2013A 2014A 2015A 2016A 2017A Competition for viewership has resulted in increased production spend across all distribution platforms Source: Selected Wall Street Research, company filings, FX Networks research, MPAA 1 Excludes library, daytime dramas, one-episode specials, non-English language / English-dubbed, children’s programs, and short-term content (< 15 mins). 2 Reflects amortized content expenses. 3 Includes AMC Networks, CBS (Network and Showtime), Comcast, Discovery, Disney, Fox, Starz, Scripps Networks Interactive, Time Warner, and Viacom. 4 Includes Amazon, Apple, Facebook, Hulu, and Netflix. 22

2 Significant White Space Opportunity Significant opportunity exists to selectively enhance the scope of service offerings and cross-sell to its extensive customer base and across its global footprint Camera Services Lighting Services Grips/Remotes Sound Services Studios Post-Production – On/Near Set Post-Production – Finishing Source: Company Management 23

3 Subrent Expense Reduction Since the current management team joined Panavision in 2012 – 2013, Panavision has significantly improved its third party subrent expense metrics Reducing subrent expense continues to present a significant margin improvement opportunity for the combined company going forward Historical and Projected Subrent % of Camera Revenue Panavision Sim Pro Forma Panavision 51.3% 36.8% 38.4% 32.8% 34.4% 30.1% 26.3% 25.2% 24.2% 23.0% 22.7% 22.0% 22.4% 22.4% 22.0% 20.9% 20.1% 20.6% 19.8% 19.1% 18.5% 18.9% 18.3% 17.5% 2013A 2014A 2015A 2016A 2017A 2018E 2013A 2014A 2015A 2016A 2017A 2018E 2013A 2014A 2015A 2016A 2017A 2018E % of Camera Rev. (Ex. Subrent Savings) Subrent % of Camera Revenue Subrent % of Camera Revenue 1 % of Camera Rev. (Inc. Subrent Savings) Subrent Expense Reduction Initiative Investment and Savings Estimate ($ in thousands) Product TypeQuantity of Items Capital InvestmentPro Forma Savings Camera Bodies141 $ 5,703$2,926 Lenses181 3,7321,105 Accessories2,125 5,5662,969 Total2,447 $ 15,000$7,000 Source: Company Management Note: Sim historical financials shown at constant exchange rate per management (0.78 USD = 1 CAD). 1 $7mm of annual savings based on $15mm subrent investment that is funded through transaction. 24

4 Operational Improvements

PANAVISION | Sim | SABAN Capital Acquisition Corp.

PANAVISION

EBITDA ($mm)



$ 30
$ 40
$ 48
$ 55
$ 70
$ 73
13.9%
17.5%
19.3%
21.3%
25.0%
26.2%
2013A
2014A
2015A
2016A
2017A
2018E
EBITDA (Constant FX)
% EBITDA Margin

Sim

EBITDA ($mm)



32.0%
25.8%
22.7%
22.2%
21.5%
18.1%
$ 12
$ 16
$ 21
$ 25
$ 25
$ 21
2013A
2014A
2015A
2016A
2017A
2018E
EBITDA (Constant FX)
% EBITDA Margin

- Panavision management has steadily grown its business and nearly doubled its EBITDA margin since taking over the business 5 years ago
- Sim will benefit from Panavision management's analytical rigor and vigilant cost control

Employing Analytics in Management

- Panavision management utilizes KPIs to optimize financial performance:
  - Utilization
  - Capacity
  - ROI/payback
  - Job profitability
  - Revenue per bill week
  - Revenue per project start
  - Industry-wide project starts
  - Market share by geography, by segment

Monitoring Business Performance

- Panavision management employs monitoring techniques to ensure business goals are met:
  - Weekly global pipeline meetings across business segments
  - Weekly flash revenue reporting
  - Monthly operating reviews with each segment/geography and senior management
  - Quarterly forecasting process

Cost Discipline

- Panavision management has successfully built its business with attention to costs
  - Panavision EBITDA margin is 8% higher than Sim's
  - Panavision's post-production business maintains a 10% higher EBITDA margin than Sim's

Source: Company Management

Note: Panavision financials presented in accordance with US GAAP and Sim financials presented in accordance with IFRS. Panavision and Sim historical financials shown at constant exchange rate per management (Sim financials converted at rate of 0.78 USD = 1 CAD).

25

5 Fragmented Market Landscape Studio Lighting Camera Post-Production Source: Company Management – Size of box represents rough approximation of relative scale 26

Historical Performance Revenue ($mm) Adj. EBITDA ($mm) $ 280 2 $ 282 $ 264 $ 257 $ 258 $ 242 $ 278 $ 250 $ 257 $ 226 $ 215 2013A 2014A 2015A 2016A 2017A 2018E Revenue (Constant FX) Revenue (Actual FX) $ 70 $ 74 $ 55 $ 52 26.2% 25.0% $ 47 21.3% $ 73 $ 36 17.5% 19.3% $ 48 13.9% $ 40 $ 30 2013A 2014A 2015A 2016A 2017A 2018E EBITDA (Constant FX) EBITDA (Actual FX) % Margin (Constant FX) Panavision management has steadily grown EBITDA and nearly doubled its margin since taking over the business at the end of 2012 Revenue ($mm) Adj. EBITDA ($mm) $ 115 $ 117 $ 110 $ 93 $ 61 $ 38 2013A 2014A 2015A 2016A 2017A 2018E Revenue $ 25 $ 25 $ 21 $ 21 $ 16 32.0% 25.8% $ 12 22.7% 22.2% 21.5% 18.1% 2013A 2014A 2015A 2016A 2017A 2018E EBITDA % Margin Sim’s declining margin stands to benefit from Panavision management’s analytical rigor and aggressive cost control Source: Company Management Note: Panavision financials presented in accordance with US GAAP and Sim financials presented in accordance with IFRS. Panavision and Sim historical financials shown at constant exchange rate per management (Sim financials converted at rate of 0.78 USD = 1 CAD). 1 Represents CAGR at constant exchange rate. 2 Actual FX revenue of $279mm. 28

Quarterly Historical Performance Quarterly Revenue ($mm) Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 $ 73 $ 72 $ 73 $ 69 $ 71 $ 69 $ 66 $ 66 $ 62 $ 62 $ 64 $ 62 $ 54 $ 51 $ 33 $ 33 $ 35 $ 28 $ 26 $ 26 $ 28 $ 28 $ 25 $ 25 $ 22 $ 22 $ 21 $ 18 2015A 2016A 2017A 2018A 2015A 2016A 2017A 2018A 2015A 2016A 2017A 2015A 2016A 2017A 2015A 2016A 2017A 2018A 2015A 2016A 2017A 2018A 2015A 2016A 2017A 2015A 2016A 2017A 1H vs. 2H Revenue ($mm) Pro Forma 1H Revenue Pro Forma 2H Revenue % of Full Year Revenue ‘15 ‘18 Growth: 12.0% $ 214 $ 215 $ 181 $ 181 $ 192 $ 202 $ 166 $ 152 56% 55% 54% 54% 44% 45% 46% 46% 2015A 2016A 2017A 2018A1 2015A 2016A 2017A 2018E Source: Company Management Note: Growth rates reflect total growth in revenue from 2015 to 2017/2018. Panavision financials presented in accordance with US GAAP and Sim financials presented in accordance with IFRS. Panavision and Sim historical financials shown at constant exchange rate per management (Sim financials converted at rate of 0.78 USD = 1 CAD). 1 Actual results reflect realized exchange rates. 29

Pro Forma Financial Summary (US GAAP)

PANAVISION | Sim | SABAN Capital Acquisition Corp.

Revenue ($mm)



2015 – 2020 CAGR: 4.5%
$ 358
$ 368
$ 394
$ 399
$ 419
$ 447
$ 93
$ 110
$ 115
$ 117
$ 264
$ 258
$ 279
$ 282
2015A
2016A
2017A
2018E
2019E 1
2020E 1
Panavision
Sim

PF Adj. EBITDA and Margins ($mm)



2015 – 2020 CAGR: 8.7%
$ 83
$ 89
$ 104
$ 105
$ 113
$ 126
$ 13
$ 13
$ 13
$ 13
$ 21
$ 25
$ 25
$ 21
$ 52
$ 55
$ 70
$ 74
$(3)
$(3)
$(3)
$(3)
2015A
2016A
2017A
2018E
2019E 1
2020E 1
Panavision
Sim
Annualized Synergies & Subrent 2
Public Company Costs

% Margin

2015A	2016A	2017A	2018E	2019E	2020E
23.2 %	24.3 %	26.5 %	26.2 %	26.9 %	28.2 %

Capex ($mm)



18.6%
19.6%
19.5%
18.0%
16.8%
17.2%
$ 67
$ 72
$ 77
$ 72
$ 70
$ 77
$ 16
$ 20
$ 20
$ 15
$ 50
$ 52
$ 57
$ 57
2015A
2016A
2017A
2018E
2019E 1
2020E 1
Panavision
Sim
% of Revenue

	2015A	2016A	2017A	2018E	2019E[1]	2020E[1]
Growth / Maintenance Capex (%)	63% / 37%	56% / 44%	53% / 47%	43% / 57%	45% / 55%	44% / 56%
One-Time Capex[3]	$ 2	$ 1	$ 3	$ 6	n/a	n/a

PF Adj. EBITDA Less Capex ($mm)



19.7%
19.4%
26.4%
31.3%
37.5%
39.1%
$ 16
$ 17
$ 28
$ 33
$ 42
$ 49
$ 13
$ 13
$ 13
$ 13
$ 2
$ 3
$ 7
$ 13
$ 16
$(3)
$(3)
$(3)
$(3)
2015A
2016A
2017A
2018E
2019E1
2020E1
Panavision
Sim
Annualized Synergies & Subrent 2
Public Company Costs
% FCF Conversion

Source: Company Management

Note: Panavision financials presented in accordance with US GAAP and Sim financials presented in accordance with IFRS. Sim historical financials shown at constant exchange rate per management (0.78 USD = 1 CAD). Sim historical financials assumed to have immaterial impact from reconciliation from IFRS to US GAAP per management guidance. FCF Conversion is calculated as (EBITDA - Capex) / EBITDA. Synergies and subrent savings per Company Management.

[1] Reflects Pro Forma Panavision.

[2] Assumes a full year benefit of synergies and subrent reduction initiative.

[3] One-Time Capex is included in the Capex table above. It includes the Cinelease acquisition of assets, costs of developing Panavision's proprietary camera (incremental to the cost of high-end $100K cameras that would have been purchased), and non-recurring facility buildouts. The build-out of Sim's Las Palmas and Toronto facilities ($0.6mm in 2015, $6.9mm in 2016, $0.3mm in 2017, and $6.2mm in 2019) has been excluded from the Capex table and One-Time Capex above.

30

Subrent & Synergy Overview

PANAVISION | Sim | SABAN Capital Acquisition Corp.

Overview of Key Subrent and Synergy Areas

Category	Description	Annual Estimate ($ mm)
Personnel Overlap / Eliminations	Position eliminations due to overlapping functions	$ 5.5
Immediate Facility Synergies	Move Panavision Camera operations into SIM Vancouver location	0.3
Subrent Reduction Initiative [1]	Incremental capital investment in revenue-generating assets (camera, lenses, accessories) that are driving significant subrent expense; targets assets returning IRRs of 25% or higher on recovered subrent expenses	7.0
Total		$ 12.8

Potential Future Synergies

Category	Description	Annual Estimate ($ mm)
Incremental Personnel	Further streamlining of indirect / corporate, camera, and post operations after company integration	$ 0.5 - $ 2.5
Facilities Expense Reductions	Reduction of overlap in combined facilities	0.8 - 2.0
Total		$ 1.3 - $ 4.5

Source: Company Management

[1] Subrent is an industry term denoting cost of sales related to paying a third party for use of their equipment. Subrent takes the form of split-revenue consignment or fixed fee limited duration use.

31

Transaction Overview

Transaction Overview

- Saban Capital Acquisition Corp. is excited about the potential combination of Panavision and Sim with an initial enterprise valuation of $622mm (at $10 / share)
  - Represents a 5.5x EV / 2019E EBITDA Mulitple (5.9x EV / 2018E EBITDA Multiple)[1]
- SCAC to fund transaction using $250mm SPAC cash and raise an additional $55mm PIPE (of which Saban Sponsor LLC will invest $30mm)
- Conservative net leverage of 1.9x 2018E EBITDA at closing assuming no redemptions; provides significant borrowing capacity for future M&A[1]
- Panavision shareholders to roll an equity stake and own 19.0% of PF company (Sim shareholders to own 7.3%)
- Saban Sponsor LLC to own 9.4% of PF company

Sources and Uses ($mm)

Sources	Amount	% of Total
SPAC Cash[2]	$ 256	38.9 %
PIPE Raise (Including $30mm from an Affiliate of Saban Sponsor LLC)	55	8.4
New Debt Issuance	235	35.7
Rollover Equity	112	17.0
Total Sources	$ 658	100.0 %

Uses	Amount	% of Total
Illustrative SPAC Transaction Expenses	$ 27	4.1 %
Cash on Balance Sheet for Redemptions[3]	25	3.8
Subrent Capex Restricted Cash[3]	15	2.3
Cash to Sim Shareholders	110	16.7
Cash to Panavision Shareholders	369	56.0
Rollover Equity	112	17.0
Total Uses	$ 658	100.0 %

(-) Cash Interest in Trust	$ (6)
(-) Unrestricted Cash on Balance Sheet[3]	(40)
(+) Sponsor Promote	10
Pro Forma Enterprise Value	$ 622

Pro Forma Ownership


Saban Sponsor LLC 9.4 %
Panavision Shareholders 19.0 %
Third-Party PIPE Investors 5.9 %
Sim Shareholders 7.3 %
SCAC Public Shareholders 58.5 %

5.5x EV / 2019E EBITDA Multiple and 5.9x EV / 2018E EBITDA Multiple[1]

Note: 42.7mm total shares outstanding at $10/sh. 7.0mm Sponsor warrants and 2.0mm Sponsor shares to be cancelled. Excludes contingent shares of 3.25mm to Sponsor (converted from founder shares) and 2.75mm to Panavision shareholders; contingent shares vest 50% at $12.50 and 50% at $15.00 over a term of 7 years. 12.5mm public warrants to remain outstanding (exercise price of $11.50, callable at $18.00). Assumes no redemptions. Closing condition requires minimum of 50% cash to remain in SPAC trust following redemptions.

[1] Based on $105mm 2018E and $113mm 2019E Pro Forma Panavision EBITDA.

[2] Includes an estimated $5.5mm cash interest in trust which will be distributed to sellers at close.

[3] $25mm of cash is being placed on balance sheet to offset redemptions in place of additional rollover equity to sellers. $15mm of restricted cash allocated to subrent capex at close. $15mm of unrestricted cash allocated to balance sheet.

32

Attractive Valuation for Combined Company

Proposed terms for transaction struck at attractive multiple relative to peers, while Pro Forma Panavision's operating metrics generally above or in-line with peers

CY 2018E EV / EBITDA


5.9 x
11.1 x
7.6 x
10.8 x
Entertainment Technology
Rentals
Business Services
PANAVISION
Sim

CY 2019E EV / EBITDA


5.5 x
9.7 x
7.2 x
9.9 x
Entertainment Technology
Rentals
Business Services
PANAVISION
Sim

Source: Bloomberg, Capital IQ and IBES estimates. Market data as of 31-Aug-2018.
Note: Entertainment Technology includes Avid, Barco, Dolby Labs, IMAX, and Technicolor. Rentals peer group includes Herc Rentals, H&E, McGrath RentCorp, Mobile Mini, United Rentals, and WillScot. Business Services peer group includes ABM, Aramark, Cintas, SP Plus, and UniFirst. All estimates calendarized to December.

33

Operational Benchmarking

Pro Forma Panavision revenue growth above broad set of peers…

CY '18 – '20 Revenue CAGR



5.8 %
5.1 %
5.2 %
3.6 %
Panavision / Sim
Entertainment Technology
Rentals
Business Services

…with expanding margins and EBITDA growth above or in-line with peers

CY '18 – '20 EBITDA CAGR



9.7 %
11.0 %
5.6 %
6.9 %
Panavision / Sim
Entertainment Technology
Rentals
Business Services

Source: Bloomberg, Capital IQ and IBES estimates. Market data as of 31-Aug-2018.
Note: Entertainment Technology includes Avid, Barco, Dolby Labs, IMAX, and Technicolor. Rentals peer group includes Herc Rentals, H&E, McGrath RentCorp, Mobile Mini, United Rentals, and WillScot. Business Services peer group includes ABM, Aramark, Cintas, SP Plus, and UniFirst. Data for ABM, Aramark, Avid, Dolby Labs (for EBITDA CAGR), McGrath RentCorp, SP Plus, and UniFirst reflects CY '18 – '19 data due to lack of estimates. All estimates calendarized to December.

34

Operational Benchmarking (cont'd)

Superior EBITDA margins compared to Entertainment Technology and Business Services peers

CY 2018E EBITDA Margin


26 %
11 %
35 %
13 %
PANAVISION Sim
Entertainment Technology
Rentals
Business Services

Improving Free Cash Flow Conversion[1]

CY 2018E Free Cash Flow Conversion[1]


38 % (2019E)
31 % (2018E)
81 %
50 %
73 %
PANAVISION Sim
Entertainment Technology
Rentals
Business Services

Source: Bloomberg, Capital IQ and IBES estimates. Market data as of 31-Aug-2018.
Note: All estimates calendarized to December. Entertainment Technology includes Avid, Barco, Dolby Labs, IMAX, and Technicolor. Rentals peer group includes Herc Rentals, H&E, McGrath RentCorp, Mobile Mini, United Rentals, and WillScot. Business Services peer group includes ABM, Aramark, Cintas, SP Plus, and UniFirst.
[1] Free Cash Flow Conversion calculated as (EBITDA – Capex) / EBITDA.

35

Framing Panavision / Sim’s Valuation 1 2 3 4 5 Robust End Market Well-positioned to benefit from growth in content production Agnostic to individual content creators and distribution channels Proprietary IP Proprietary IP offering, especially in lenses Extensive manufacturing capacity and significant R&D spend over company’s history Long Useful Life of Assets Useful life of lenses is 20+ years Lens business drives camera rental business Tangible Cross-Selling Opportunity Combined business creates formidable one-stop, end-to-end service provider with global scale Sim to benefit from Panavision’s proprietary IP portfolio Sim’s services offerings gain access to broad Panavision customer base Significant Brand Value Unparalleled brand recognition among content creators Panavision / Sim is a unique investment opportunity with significant upside at an attractive multiple 36

Transaction Summary 1 Investment Opportunity in a Market Leader at an Attractive Multiple Unique Opportunity to Capitalize on Industry Tailwinds of Growth in Content Production 2 While Remaining Agnostic to Content Creator and Distribution Channel Panavision’s Combination with Sim Provides Complementary Service Offering with 3 Numerous Margin-Enhancing Initiatives and Synergies Management Has a Successful Track Record of Growing Revenues, Margins, and Free Cash 4 Flow, Which Will Benefit Sim Combined Business Is Well-Capitalized to Further Benefit from Industry Growth and 5 Synergistic M&A Saban’s Deep Industry Relationships within the Media Industry Provide Value-Add to the 6 Platform 37